LORD ABBETT MUNICIPAL INCOME FUND, INC.

Lord Abbett Short Duration Tax Free Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett AMT Free Municipal Bond Fund

Lord Abbett National Tax Free Fund

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett California Tax Free Fund

Lord Abbett New Jersey Tax Free Fund

Lord Abbett New York Tax Free Fund

Supplement dated February 28, 2011 to the

Prospectus dated February 1, 2011

The following replaces the table in the section titled “Financial Intermediary Compensation” in the prospectus:

	Class
Fee(1)	A	B	C(2)(3)	F	I	P
Service(2)	0.15%	0.25%	0.25%	-	-	0.25%
Distribution	-	-	0.50%	-	-	0.20%

(1)   The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

(2)   For purchases of Class A shares without a front-end sales charge and Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class B and Class C shares, the service fee shall begin to accrue after 12 months following the purchase and payments shall commence 13 months after purchase.

(3)   Assumes a Class C 12b-1 rate of 1.00%. The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Please retain this document for your future reference.